UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 29, 2008
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On May 29, 2008, the Board of Directors (the “Board”) of NeuStar, Inc. (the “Company”) increased its size from eight to nine directors, as permitted by the Amended and Restated Bylaws of the Company, and appointed Gareth Chang to the Board as a Class III director, effective June 1, 2008. The Company issued a press release announcing Mr. Chang’s appointment on June 3, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.
     There are no arrangements or understandings between Mr. Chang and any other person pursuant to which he was selected as a director, nor are there any transactions between the Company and Mr. Chang that are reportable under Item 404(a) of Regulation S-K. The Board has not yet determined Mr. Chang’s committee appointments.
     As a non-management director, Mr. Chang will receive annual retainers under the Company’s outside director compensation policy, a summary of which was filed with the Securities and Exchange Commission under cover of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2007. In addition, the Board approved for Mr. Chang a restricted stock unit grant with respect to 1,089 shares of the Company’s Class A Common Stock, with a grant date of June 2, 2008. Consistent with the grants made to existing directors on August 1, 2007, Mr. Chang’s restricted stock units will fully vest on the first anniversary of the grant date. Upon vesting, the restricted stock units will be automatically deferred into deferred stock units, which will be delivered to Mr. Chang in shares of Class A Common Stock six months following his termination of Board service. Mr. Chang’s grant will be made pursuant to the Form of Directors’ Restricted Stock Unit Agreement, which sets forth the terms and conditions of restricted stock units granted to directors under the NeuStar, Inc. 2005 Stock Incentive Plan. A copy of the Form of Directors’ Restricted Stock Unit Agreement was filed with the Securities and Exchange Commission under cover of a Current Report on Form 8-K on April 14, 2006.
     Finally, in connection with his appointment as a director, Mr. Chang will enter into the Company’s Form of Indemnification Agreement, which has been entered into by each of the Company’s other directors. A copy of the Form of Indemnification Agreement was filed with the Securities and Exchange Commission under cover of Amendment No. 5 to the Company’s Registration Statement on Form S-1 on June 10, 2005. The Form of Indemnification Agreement generally requires the Company to indemnify directors to the fullest extent permitted by law.
Item 9.01 Financial Statements and Exhibits.
     The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release of NeuStar, Inc., dated June 3, 2008.

99.2	Summary Description of Non-Management Director Compensation, incorporated by reference to Exhibit 10.50 to NeuStar’s Quarterly Report on Form 10-Q, filed August 8, 2007 (File No. 001-32548).

99.3	Form of Directors’ Restricted Stock Unit Agreement, incorporated by reference to Exhibit 99.2 to NeuStar’s Current Report on Form 8-K, filed April 14, 2006 (File No. 001-32548).

99.4	Form of Indemnification Agreement, incorporated by reference to Exhibit 10.49 to Amendment No. 5 to NeuStar’s Registration Statement on Form S-1, filed June 10, 2005 (File No. 333-123635).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2008	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of NeuStar, dated June 3, 2008.

99.2	Summary Description of Non-Management Director Compensation, incorporated by reference to Exhibit 10.50 to NeuStar’s Quarterly Report on Form 10-Q, filed August 8, 2007 (File No. 001-32548).

99.3	Form of Directors’ Restricted Stock Unit Agreement, incorporated by reference to Exhibit 99.2 to NeuStar’s Current Report on Form 8-K, filed April 14, 2006 (File No. 001-32548).

99.4	Form of Indemnification Agreement, incorporated by reference to Exhibit 10.49 to Amendment No. 5 to NeuStar’s Registration Statement on Form S-1, filed June 10, 2005 (File No. 333-123635).

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